UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

March 10, 2022

AMERI METRO, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-54546	45-1877342

(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2575 Eastern Blvd. , Suite 102 , York , PA17402

(Address of principal executive offices)

717 -434-0668

(Registrant's telephone number, including area code)

___N/A ___

(Former Name or former address if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered under Section 12(b) of the Exchange Act: None

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	ARMT	N/A

Item 8.01 Other Events

Pursuant to the Addendum to the Collaboration Agreement, attached hereto as Exhibit 99.1, and as per the listed entities as listed below in this filing, the following individuals and entities holding interest in all the below listed, related entities stated herein this filing, has now, effective on this date, current stock holdings in each such entity, as follows.

Ameri Metro, Inc., (the “Company”), has transferred its entire stock ownership in the entities listed herein this filing to Mr. Shah Mathias, CEO of Ameri Metro, Inc. (the “Company”), in express consideration for funding for Ameri Metro, Inc., projects to be provided in direct consideration thereto.

Mr. Shah Mathias, CEO of Ameri Metro, Inc. (the “Company”), has increased his stock ownership to 50% stock ownership, who shall now and as of this date hereby own 50% of the stock in all such listed entities as listed herein this filing.

Mr. Todd Owen, who shall now and as of this date hereby own 50% of the stock in all such listed entities as listed herein this filing.

It is further noted in the Notice to Class B shareholders, attached as Exhibit 99.3, notice is given to Class B shareholders through this filing.

The purpose of the Collaboration Agreement was to provide funding for projects, and for Mr. Todd Owen to receive 50% partial ownership of all Listed Entities, as listed below.

Listed Entities

HSR logistics, Inc.

HSR Freight Line Inc.

HSR Passenger Services, Inc.

HSR Technologies, Inc.

Capehorn Abstract Inc.

Cape Horn Abstracting

Susquehanna Mortgage Bankers Corp Susquehanna Mortgage Bank Susquehanna mortgage, co.

Zurich Financial Guarantee and Security Company Penn Venture Capital, Co.

Penn Insurance Services LLC Atlantic Energy and Utilities, Inc.

Atlantic Energy & Utility Products, Inc. KSJM International Airport, Inc.

Malibu Homes, Inc.

Ameri Cement, Inc.

Lord Chauffeurs LTD.

Eastern Development & Design, Inc.

Slater & West, Inc.

Platinum Media Inc. Natural Resources LLC Dutch East India Logistics Co.

Ann Charles International Airport, Inc.,

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit
Number	Description

99.1	Addendum to Collaboration Agreement, dated March 8, 2022.

99.2	Schedule B

99.3	Notice to Class B Shareholders

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 11, 2022

Ameri Metro, Inc.

/s/ Robert Choiniere

By: Robert Choiniere

Title: Chief Financial Officer

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